Exhibit 32.2

                                  CERTIFICATION
                          REQUIRED BY RULE 13a-14(b) or
                    RULE 15d-14(b) AND 18 U.S.C. SECTION 1350
          (AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

              I, Richard W. Lucas, as Chief Financial Officer of KSW, Inc., (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002:

         (1) the accompanying Annual Report on Form 10-K for the period ending December 31, 2006 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 14, 2007


                                                        /s/ Richard W. Lucas
                                                        -----------------------
                                                        Richard W. Lucas
                                                        Chief Financial Officer